SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date Of Report (Date of earliest event reported): December 15, 2002

K2 INC.

(Exact name of the registrant as specified in its charter)

Delaware	1-4290	95-2077125
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4900 SOUTH EASTERN AVENUE, LOS ANGELES, CA	90040
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (323) 724-2800

N/A

(Former name or former address, if changed since last report)

Item 5.                                                         Other Events.

On December 16, 2002, K2 Inc. (the “Company”), announced that it had entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 15, 2002, by and among the Company, Rawlings Sporting Goods Company, Inc. and Lara Acquisition Sub, pursuant to which Rawlings Sporting Goods Company, Inc. agreed to merge with a wholly owned subsidiary of the Company subject to the terms and conditions described in the Merger Agreement.

The Merger Agreement and a copy of the Company’s press release announcing the execution of the Merger Agreement, dated December 16, 2002, are filed as exhibits to this Current Report on Form 8-K.

Item 7.                                                         Financial Statements, Pro Forma Financial Information and Exhibits.

(c)           Exhibits

2.1	Agreement and Plan of Merger dated as of December 15, 2002 by and among K2 Inc., Rawlings Sporting Goods Company, Inc. and Lara Acquisition Sub.
99.1	Press release dated December 16, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2002	K2 INC.

	By:	/s/ RICHARD J. HECKMANN
Richard J. Heckmann
Chairman and Chief Executive Officer

Date: December 16, 2002	K2 INC.

	By:	/s/ JOHN J. RANGEL
John J. Rangel
Senior Vice President - Finance